UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

AEYE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39699	37-1827430
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Park Place, Suite 200, Dublin, California	94568
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 400-4366

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIDR	The Nasdaq Stock Market LLC
Warrants to receive one share of Common Stock	LIDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2023, the Compensation Committee of the Board of Directors of AEye, Inc. (the “Company”) approved the Company entering into agreements to incentivize retention (the “Retention Agreements”) with several of our key executives, including, Andrew S. Hughes, our General Counsel, and Conor B. Tierney, our Chief Financial Officer.

Under the terms of the Retention Agreements, each of the executives is eligible to receive a lump sum cash incentive award equal to their respective current annual base salary if the executive remains employed by the Company and maintains satisfactory job performance through December 31, 2024, which, in the case of Mr. Hughes is $385,000, and in the case of Mr. Tierney is $330,000.

These incentive awards were granted to these key executives as their retention is considered essential for the Company’s successful execution of the near- and longer-term financial and operational milestones. If the executive is terminated without cause, dies, or becomes disabled prior to December 31, 2024, the executive (or his estate) is entitled to payment of the full incentive award. If the executive voluntarily terminates his employment for good reason following a change of control, the executive is entitled to payment of the full incentive award. The incentive awards will be forfeited if the executive’s employment is terminated by the Company for cause, or if the executive terminates his or her employment for any reason other than good reason.

The foregoing description of the Retention Agreements is qualified in its entirety by reference to the terms of the Form Retention Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form Retention Agreement.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEye, Inc.

Dated: November 7, 2023
	By:	/s/ Andrew S. Hughes
Andrew S. Hughes
Senior Vice President, General Counsel & Corporate Secretary